SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 21, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	333-289866	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 21, 2026, Pinnacle Financial Partners, Inc. (the "Company") issued press releases announcing financial results for the three and twelve month periods ended December 31, 2025 for each of Synovus Financial Corp. ("Synovus") and Pinnacle Financial Partners, Inc, a Tennessee corporation ("Legacy Pinnacle"). Both Synovus and Legacy Pinnacle merged with and into the Company effective January 1, 2026 pursuant to the Agreement and Plan of Merger dated July 24, 2025 by and among Synovus, Legacy Pinnacle, and the Company.

Pursuant to General Instruction F to Current Report on Form 8-K, the press releases are attached to this Current Report as Exhibit 99.1 and Exhibit 99.2 and only those portions of the press release related to the historical results of operations of Synovus and Legacy Pinnacle for the three and twelve month periods ended December 31, 2025 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press releases filed as Exhibit 99.1 and Exhibit 99.2 to, and incorporated in, this Current Report is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 and Exhibit 99.2 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01	Regulation FD Disclosure

On January 21, 2026, the Company made available the supplemental information (the "Supplemental Information") and slide presentation ("Slide Presentation") prepared for use with the press releases. The investor call and webcast will be held at 8:30 a.m., ET, on January 22, 2026.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Supplemental Information and the Slide Presentation filed as Exhibit 99.3 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in Exhibit 99.3 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Synovus press release dated January 21, 2026

	99.2	Legacy Pinnacle press release dated January 21, 2026

	99.3	Slide presentation prepared for use with the press releases

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: January 21, 2026	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and Chief Legal Officer